                          CONVERTIBLE SECURITIES
                          SUBSCRIPTION AGREEMENT


         This Convertible Securities Subscription Agreement (this "AGREEMENT"), dated as of June 5, 1997, has been executed by the undersigned (the "SUBSCRIBER") in connection with (a) the sale of certain shares of Series A Convertible Preferred Stock, 0.001 par value (the "PREFERRED STOCK") of Cortex Pharmaceuticals, Inc., a
    Delaware corporation, having an address at 15241 Barranca Parkway, Irvine CA 92618 (the "COMPANY"), convertible into shares of Common
    Stock, par value $0.001 per share (the "COMMON STOCK"), of the Company, and (b) the issuance by the Company of its warrants to purchase up to 800,000 shares of Common Stock (the "WARRANTS"). For each share of Preferred Stock purchased hereunder, the Subscriber shall receive a Warrant to purchase 2,000 shares of Common Stock. The Company is offering an aggregate amount of up to $4,000,000 of Preferred Stock, together with the Warrants, at a price of $10,000 per share (the "INITIAL ISSUANCE"). The rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock, are set forth in the Certificate of Designation, Rights, Preferences and Privileges of Series A
    Convertible Preferred Stock, attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATION"), which shall have been executed, acknowledged, filed, recorded and become effective in accordance with the General Corporation Law of the State of Delaware prior to the acceptance by the Company of this Agreement. Under certain circumstances the Subscribers may be entitled to purchase additional shares of Common Stock at a price per share equal to the Effective
    Price (as defined in the Certificate of Designation). The shares of Common Stock issuable upon exercise of the rights set forth in Section
    5 of the Certificate of Designation are referred to herein as the "ADDITIONAL COMMON STOCK". The sale of the Additional Common Stock, if any, together with the Initial Issuance is referred to herein as the "OFFERING". The solicitation of this Agreement and, if accepted by the Company, the offer and sale of the Preferred Stock and the Warrants, are being made in reliance upon the provisions of Regulation
    D ("REGULATION D") promulgated by the Securities and Exchange
    Commission ("SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or under the exemption from registration set forth in Section 4(2) of the Securities Act. The Preferred Stock, the
    Warrants, the Common Stock issuable upon conversion or exercise thereof, and the Additional Common Stock are sometimes collectively referred to in this Agreement as the "SECURITIES." The shares of Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the "UNDERLYING STOCK", and the Common Stock issuable upon the exercise of the Warrants are referred to as the "WARRANT STOCK." As used herein "MATERIAL ADVERSE EFFECT" means any effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material and adverse to such entity or to other entities controlling or controlled by such entity, or any condition or situation which would prohibit or otherwise interfere with the ability of the entity with respect to which said term is used to enter into and perform its obligations under this Agreement.

         The Subscriber wishes to subscribe for, and the Company wishes to issue, the number of shares of Preferred Stock and the number of Warrants at the aggregate purchase price set forth in Section 14 and in accordance with the other terms and conditions of this Agreement. In consideration of the mutual promises, representations, warranties and conditions set forth herein, and intending to be legally bound hereby, the Company and the Subscriber agree as follows:

    1.   PURCHASE AND SALE OF SECURITIES; CLOSING CONDITIONS.

              1.1. PURCHASE AND SALE OF SECURITIES.

         (a) INITIAL ISSUANCE. The Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company such number of Preferred Stock and Warrants as is set forth in Section 14 hereof for an aggregate purchase price equal to $___________ (the "PURCHASE PRICE"). The Initial Issuance shall take place in two (2) separate closings (each a "CLOSING"), the first of which is hereinafter referred to as the "FIRST CLOSING", and the second of which is hereinafter referred to as the "SECOND CLOSING". Subject to the satisfaction (or waiver) of the conditions thereto set forth in Sections 1.2 and 1.3 below: (i) at the First Closing, the Company shall issue and sell to the Subscriber, and the Subscriber shall purchase from the Company, fifty percent (50%) of the Preferred Stock and the Warrants which the Subscriber is purchasing hereunder for consideration equal to 50% of the Purchase Price, and (ii) at the Second Closing, the Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company the remainder of the Preferred Stock and the Warrants which the Subscriber is purchasing hereunder for a price equal to the remainder of the Purchase Price.

         (b)  FORM OF PAYMENT.  On each Closing Date (as defined below),
    (i) the Subscriber shall pay the portion of the Purchase Price for the Preferred Stock and the Warrants to be issued and sold at the applicable Closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed share certificates representing the Preferred Stock and the Warrants which the Subscriber is then purchasing, and (ii) the Company shall deliver to Subscriber such Preferred Stock certificates and Warrants against delivery of such Purchase Price.

         (c) CLOSING DATES. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Sections 1.2 and 1.3 below, the date and time of the issuance and sale of the Preferred Stock and Warrants pursuant to this Agreement shall be (i) in the case of the First Closing, 12:00 noon Eastern Standard Time on June 5, 1997 ("FIRST CLOSING DATE") and (ii) in the case of the Second Closing, 12:00 noon Eastern Standard Time, within three business days of the earlier of (i) the date of effectiveness of the Registration Statement and (ii) the date specified by the Subscribers in a written notice to the Company ("SECOND CLOSING DATE"). The Closings shall occur on the applicable Closing Dates at such locations as the parties shall determine.

         1.2. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE PREFERRED STOCK AND WARRANTS. The obligation of the Company to issue and sell the Preferred Stock, Warrants and Additional Common Stock to the Subscriber at each Closing is subject to the satisfaction, at or before such Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) PAYMENT OF PURCHASE PRICE. The Subscriber shall have delivered to the Company that portion of the Purchase Price payable by the Subscriber at the applicable Closing.

         (b) ACCURACY OF THE SUBSCRIBER'S REPRESENTATION AND WARRANTIES. The representations and warranties of the Subscriber shall be true and correct as of the date when made and as of the applicable Closing Date as though made at each such time.

         (c) PERFORMANCE BY THE SUBSCRIBER. The Subscriber shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the applicable Closing.

         (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

         1.3. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE SUBSCRIBER TO ACQUIRE THE PREFERRED STOCK AND WARRANTS. The obligation of
    Subscriber to acquire and pay for the

         Preferred Stock and Warrants at each Closing, is subject to the satisfaction, at or before such date, of the conditions hereinafter specified in this Section 1.3. Each of these conditions is for Subscriber's sole benefit and may be waived by Subscriber at any time in its sole discretion.

              (a)  As to the First Closing:

              (i)  ACCURACY OF THE COMPANY'S REPRESENTATIONS AND
         WARRANTIES. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the First Closing Date as though made as of each such date.

              (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing.

              (iii) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

              (iv) ADVERSE CHANGES. No event shall have occurred which has had or is likely to have a Material Adverse Effect on the financial condition, earnings, operations or business of the Company.

              (v) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. As of the First Closing Date, the trading of the Common Stock shall not have been suspended by the SEC, The Nasdaq Stock Market's Small Cap Market (the "NASDAQ") or the National Association of Securities Dealers, Inc. (the "NASD"), and the Common Stock shall not have been delisted from Nasdaq.

              (vi) THE LEGAL OPINION. The Company shall have delivered to the Subscriber the opinion of Stadling, Yocca, Carlson & Rauth, independent counsel to the Company, dated as of the First Closing Date, in form and substance reasonably satisfactory to the Subscriber.

              (vii) OFFICER'S CERTIFICATE. The Company shall have delivered to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscriber, executed by an executive officer of the Company dated as of the First Closing Date, to the effect that all the conditions to the First Closing set forth in this Section 1.3(a) shall have been satisfied or waived.

              (viii) REGISTRATION RIGHTS AGREEMENT. The Company and the Subscriber shall have entered into the Registration Rights Agreement, in the form of EXHIBIT C annexed hereto (the
         "REGISTRATION RIGHTS AGREEMENT").

              (ix) FILING OF THE CERTIFICATE OF DESIGNATION.  The
         Certificate of Designation, conforming to the terms of this Agreement, shall have been duly filed with the Secretary of State of the State of Delaware and a certified copy thereof shall have been returned to the Company.

              (x) TRANSFER AGENT IRREVOCABLE INSTRUCTION. The Company shall have delivered to the transfer agent for its Common Stock the Transfer Agent Irrevocable Instruction, in the form of EXHIBIT D annexed hereto (the "TRANSFER AGENT IRREVOCABLE INSTRUCTION").

         (b)  As to the Second Closing:

              (i)  ACCURACY OF THE COMPANY'S REPRESENTATIONS AND
         WARRANTIES. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Second Closing Date as though made as of each such date.

              (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing.

              (iii) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

              (iv) VOLUME. The average daily trading volume (as reported on Bloomberg) during the thirty (30) trading days preceding the Second Closing Date is more than 25,000 shares per day.

              (v) DEFAULTS. The Company is not in material default of its obligations under this Agreement.

              (vi) REPRESENTATIONS AND WARRANTIES. No representation or warranty made by the Company in this Agreement is false in any material respect.

              (vii) LITIGATION. The Company is not involved in any material litigation as of the Second Closing Date which has or is likely to have a Material Adverse Effect on the Company.

              (viii) LIABILITIES. The Company has not incurred substantial liabilities as of the Second Closing Date which have or are likely to have a Material Adverse Effect on the Company.

              (ix) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. As of the Second Closing Date, the trading of the Common Stock shall not have been suspended by the SEC, Nasdaq or the NASD and the Common Stock shall not have been delisted from Nasdaq.

              (x) THE LEGAL OPINION. The Company shall have delivered to the Subscriber the opinion of Stadling, Yocca, Carlson & Rauth, independent counsel to the Company, dated as of the Second Closing Date, in form and substance reasonably satisfactory to the Subscriber.

              (xi) OFFICER'S CERTIFICATE. The Company shall have delivered to the Subscriber a certificate in form and substance reasonably satisfactory to the Subscriber, executed by an executive officer of the Company dated as of the Second Closing Date, to the effect that all the conditions to the Second Closing set forth in this Section 1.3(b) shall have been satisfied.

              (xii) REGISTRATION STATEMENT. The registration statement (the "REGISTRATION STATEMENT") filed by the Company pursuant to Section 2 of the Registration Rights Agreement covering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) underlying (i) the Preferred
         Stock issued at the First Closing and to be issued at the Second Closing, (ii) the Warrants issued at the First Closing and to be issued at the Second Closing and (iii) the Additional Common Stock shall be effective, and no stop order shall have been issued in respect thereof.

    2.   REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.

         The Subscriber represents and warrants to the Company that:

         2.1. NO GOVERNMENT RECOMMENDATION OR APPROVAL. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company or the offering of the Securities.

         2.2. INTENT. The Subscriber is purchasing the Securities for its own account and not with a view towards distribution thereof and the Subscriber has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; PROVIDED, HOWEVER, that by making the representations herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. The Subscriber has been advised or is aware of the provisions of Rule 144.

         2.3. SOPHISTICATED INVESTOR. The Subscriber is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act ("REGULATION D")) and an accredited investor (as defined in Rule 501 of Regulation D), and Subscriber has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Subscriber acknowledges that the Securities are speculative and involve a high degree of risk.

         2.4. INDEPENDENT INVESTIGATION. The Subscriber, in making its decision to purchase the Securities subscribed for hereunder, has relied upon an independent investigation made by it or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company, other than as set forth in this Agreement, in the public filings of the Company and in the documents described below. Prior to the date hereof, the Subscriber has been furnished with and has reviewed the Company's latest proxy statement and Annual Report on Form 10-KSB sent to the Company's shareholders and all documents filed by the Company with the SEC since September 30, 1996 pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (excluding preliminary proxy statement filings) (such documents are collectively referred to in this Agreement as the "EXCHANGE ACT REPORTS"). The Subscriber has had reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering. The Subscriber acknowledges that the price and terms of the Securities offered hereby have been determined by negotiation based, in part, on the market price for the Common Stock, and do not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

         2.5. AUTHORITY. This Agreement has been duly authorized and validly executed and delivered by the Subscriber and is a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         2.6. NO LEGAL ADVICE FROM COMPANY. The Subscriber acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and tax advisors. Except for any statements or representations of the Company made in this Agreement and in the Exchange Act Reports, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement, the Certificate of Designation, the Registration Rights Agreement, the Warrants or the securities laws of any jurisdiction.

         2.7. NO BROKERS. The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby or thereby.

         2.8 NOT AN AFFILIATE. The Subscriber is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

         2.9. RELIANCE ON REPRESENTATIONS AND WARRANTIES. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

    3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Subscriber that:

         3.1. COMPANY STATUS. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of its Common Stock, and such Common Stock is currently listed on Nasdaq.

         3.2. CURRENT PUBLIC INFORMATION. The Exchange Act Reports listed on SCHEDULE 1 hereto are the only filings made by the Company since September 30, 1996 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

         3.3. NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf has conducted any "directed selling efforts" with respect to the Securities nor has the Company conducted any general solicitation (as that term is used in Regulation D) with respect to any of the Securities, nor has any such person made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Act.

         3.4. CAPITALIZATION; VALID ISSUANCE OF PREFERRED STOCK AND COMMON STOCK. The Company has an authorized capitalization consisting of 20,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share.
    Except as set forth on Schedule 3.4 hereto, the Exchange Act Reports filed with the SEC accurately describe all outstanding stock options, warrants and other right to purchase any equity securities of the Company. As of June 5, 1997, the Company has 9,394,249 shares of Common Stock issued, of which all of such shares are outstanding. As of June 5, 1997, the Company has 110,000 shares of 9% Cumulative Convertible Preferred Stock issued, and 150,000 shares of Series B Convertible Preferred Stock issued of which 110,000 and 150,000, of such shares, respectively, are outstanding. No shares of Series C Preferred Stock or Series D Convertible Preferred Stock are outstanding. All of the issued shares of Common Stock and Preferred Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; upon issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable; the shares of

    Common Stock issuable upon conversion of the Preferred Stock, exercise of the Warrants, or exercise of the additional purchase rights set forth
    Section 5 of the Certificate of Designation, when issued and delivered in accordance with the terms of the Warrants or the Certificate of Designation, as the case may be, will be duly and validly issued, fully paid and non-assessable; and the holders of outstanding capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Securities or the issuance of any Common Stock upon the conversion or exercise thereof.

         3.5. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect on the Company.

         3.6. AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants and to issue the Securities in accordance with the terms hereof and thereof; (ii) the execution, delivery and performance of this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the sale of the Securities and the issuance of any shares of Common Stock issuable upon conversion of any of the Securities have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required; (iii) this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants have been duly executed and delivered by the Company, and (iv) this Agreement, the Certificate of Designation, the Registration Rights Agreement and the Warrants constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         3.7. CORPORATE DOCUMENTS. The Company has furnished or made available to the Subscriber true and correct copies of the Company's Certificate of Incorporation as amended and in effect on the date hereof (the "CERTIFICATE"), and the Company's By-Laws as amended and in effect on the date hereof (the "BY-LAWS").

         3.8. NO CONFLICTS. The execution, delivery and performance by the Company of this Agreement, the Certificate of Designation, the Registration Rights Agreement, and the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby, and the sale by the Company of the Securities hereunder, do not and will not (i) result in a violation of the Certificate or By-Laws or
    (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); PROVIDED, THAT, for purposes of such representation as to federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Subscriber and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, in any manner that is inconsistent with or in violation of the Certificate or By-laws, or in violation of any material contract or agreement to which the Company is a party, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Certificate of Designation, the Registration Rights Agreement, the Warrants or any of the Securities or to issue and sell the Securities in accordance with the terms hereof and thereof (other than any SEC, NASD, Nasdaq or state securities filings which may be required to be made by the Company from time to time, and any registration statement which may be filed pursuant hereto); PROVIDED, THAT, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

         3.9. EXCHANGE ACT REPORTS. The Company has delivered or made available to the Subscriber true and complete copies of the Exchange
    Act Reports (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Subscriber any information which, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company but which has not been so disclosed. As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the First Closing Date, the Company has filed all reports required to be filed by it pursuant to the Exchange Act and is otherwise eligible to effect registration of its Common Stock on Form S-B2.

         3.10. NO MATERIAL ADVERSE CHANGE. Since June 30, 1996 and except as set forth in the Exchange Act Reports, no event or circumstance has occurred or arisen which has had or is reasonably likely to have a Material Adverse Effect on the Company or its subsidiaries. The Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses disproportionate with past losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

         3.11. NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's business since June 30, 1996, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

         3.12. NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. No event or circumstance has occurred or exists with respect to the Company its businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed.

         3.13. NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, at any time since August 1, 1995, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D promulgated under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby.

         3.14. NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Subscriber relating to this Agreement for the transactions contemplated hereby or thereby.

         3.15 DISCLOSURE. No representation, warranty or statement made by the Company in this Agreement, the Certificate of Designation, the Registration Rights Agreement, the Warrants or any agreement, certificate, statement or document furnished by or on behalf of the Company in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

         3.16 ACCRUED AND UNPAID DIVIDENDS. As of June 5, 1997 the aggregate amount of accrued and unpaid dividends owing to the holders of the Company's 9% Cumulative Convertible Preferred Stock was $69,300.

    4.   COVENANTS OF THE COMPANY.

         4.1. REGISTRATION RIGHTS. The Company agrees that, at the First Closing, it will enter into a Registration Rights Agreement with the Subscriber, in the form of EXHIBIT C annexed hereto ("REGISTRATION RIGHTS AGREEMENT").

         4.2. RESERVATION OF COMMON STOCK.   As of the date hereof, the
    Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of authorized but unissued shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Preferred Stock, exercise of the right to purchase additional shares of Common Stock of the Company set forth in Section 5 of the Certificate of Designation or exercise of the Warrants. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to conversion of Preferred Stock, or exercise of the Warrants (provided that in no event shall the number of shares so reserved be less than 125% of the maximum number required to satisfy the remaining conversion rights on the unconverted Preferred Stock and the remaining exercise rights under (i) Section 5 of the Certificate of Designation and (ii) unexercised Warrants) and the number of shares so reserved shall be increased to reflect stock splits, stock dividends and other distributions.

         4.3 SHAREHOLDER APPROVAL. In the event such approval is required by the rules of Nasdaq or any exchange on which the Common Stock is listed or admitted for trading, the Company shall use its best efforts to obtain shareholder approval for the issuance of the Additional Common Stock, the Underlying Stock and Warrant Stock, regardless of whether or not the aggregate amount of such Additional Common Stock, Underlying Stock and Warrant Stock exceeds 20% of the outstanding shares of Common Stock on the First Closing Date.

         4.4. LISTING OF UNDERLYING SHARES. The Company hereby agrees, promptly following the First Closing, to take such action to cause the Additional Common Stock, the Underlying Stock and the Warrant Stock to be listed on Nasdaq as promptly as possible but no later than 75 days following the First Closing. The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, it will include in such application the Additional Common Stock, the Underlying Stock and the Warrant Stock and will take such other action as is necessary or desirable to cause the Additional Common Stock, the Underlying Stock and the Warrant Stock to be listed on such other exchange or market as promptly as possible.

         4.5. EXCHANGE ACT REGISTRATION. So long as any Securities are outstanding, the Company will cause its Common Stock to continue to be registered under Section 12(g) or

    12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action under its control to continue the listing and trading of its Common Stock on Nasdaq and will comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the NASD and Nasdaq.

         4.6. LEGENDS. The shares of Underlying Stock and Warrant Stock and certificates evidencing the same shall, upon the effectiveness of the Registration Statement and delivery by the Subscriber of Conversion Notice or Warrant Exercise Notice, as the case may be substantially in the form of Exhibit 4.6 hereto, be free of legends, "stop transfers," "stock transfer restrictions," or other restrictions, PROVIDED, that customary stock transfer restriction legends may appear on any certificate evidencing any of such shares if the SEC or other governmental authority with appropriate jurisdiction has issued an active stop order, injunction or other order or requirement suspending the effectiveness of the Registration Statement.

         4.7. CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue its corporate existence PROVIDED HOWEVER that nothing in this Section 4.7 or in Section 4.5 above shall be construed or interpreted as prohibiting the Company from merging or consolidating with another entity or transferring all or substantially all of its assets to another entity PROVIDED the Company complies with all of its obligations owing to holders of Preferred Stock as a result of such merger, consolidation or transfer, including, without limitation, the obligations set forth in Section 5 of the Warrant Agreement, of even date herewith, by and between the Company and the Subscriber.

         4.8. BUY-BACK OF COMMON SHARES. The Company will not use any of the proceeds from the sale of the Preferred Stock to buy-back outstanding shares of Common Stock.

    5.   LEGENDS.

         5.1. LEGENDS. The Company will issue one or more shares of Preferred Stock and Warrants in the name of the Subscriber and in such denominations (but not less than one share of Preferred Stock or Warrants for less than 2,000 shares of Common Stock) to be specified by the Subscriber prior to (or from time to time subsequent to) the Closings. The Preferred Stock, the Warrants and certificates evidencing any shares of Common Stock issued upon conversion or exercise thereof prior to the effectiveness of the Registration Statement will bear the following legend (the "LEGEND"):

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

              Prior to Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock concurrently with the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form and substance of the Transfer Agent Irrevocable Instruction attached hereto as Exhibit 5 hereto. Such instructions shall be irrevocable by the Company from and after the First Closing Date or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time to issue certificates evidencing Underlying Stock or Warrant Stock free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with Company or its counsel and without the need for any further advice or instruction to the transfer agent by or from the Company or its counsel:

              (a) At any time from and after the effectiveness of the Registration Statement and delivery by the Subscriber of a Conversion Notice or Warrant Exercise Notice, as the case may be, substantially in the form of Exhibit 4.6 hereto, and so long as no stop order, injunction or other order of the SEC or other applicable governmental authority with appropriate jurisdiction is then in effect suspending effectiveness of the Registration
         Statement:

              (i) upon any surrender of one or more Warrants or certificates representing the Preferred Stock for conversion or exercise into Underlying Stock or Warrant Stock, as the case may be; and

              (ii) upon any surrender of one or more certificates evidencing Additional Common Stock, Underlying Stock or Warrant Stock and which bear the Legend; and

              (b) At any time from and after the First Closing Date, upon any surrender of one or more certificates evidencing Additional Common Stock, Underlying Stock or Warrant Stock and which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing or also accompanied by representations that (i) the holder thereof is permitted to dispose thereof pursuant to Rule 144(k) under the Securities Act or (ii) the holder intends to effect the sale or other disposition of such Stock, whether or not pursuant to the Registration Statement, to a purchaser or purchasers who will not be subject to the registration requirements of the Securities Act, or (iii) such holder is not then subject to such requirements.

         In addition, and if applicable, the Company shall reissue the certificates representing the shares of Additional Common Stock, Preferred Stock, Underlying Stock, Warrant Stock or Warrants without the Legend set forth above at such time as (i) the holder thereof is permitted to dispose thereof pursuant to Rule 144(k) under the Act or
    (ii) the holder intends to effect a sale thereof to a purchaser or purchasers who will not be subject to the registration requirements of the Act, or (iii) the holder is not then subject to such requirements.

         5.2. NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No Legend has been or shall be placed on the share certificates representing the Securities and no instructions or "stop transfers," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as set forth in this Section 5.

         5.3. SUBSCRIBER'S COMPLIANCE. Nothing in this section shall affect in any way the Subscriber's obligations under and agreement to comply with all applicable securities laws upon resale of the Securities, including prospectus delivery requirements if applicable.

    6.   CHOICE OF LAW AND VENUE; WAIVER OF JURY TRIAL.

         6.1 CHOICE OF LAW AND VENUE. THIS AGREEMENT SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW PRINCIPLES. The parties hereby
    (i) irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the parties consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party via certified mail to the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

         6.2 WAIVER OF JURY TRIAL. THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR
    PROCEEDING EXISTING UNDER OR RELATING TO THIS AGREEMENT, THE
    SECURITIES OR ANY OF THE OTHER RELATED AGREEMENTS.

         7.ASSIGNMENT; ENTIRE AGREEMENT; AMENDMENT.

         7.1. ASSIGNMENT. Neither this Agreement nor any rights of the Subscriber hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities purchased or acquired by the Subscriber hereunder provided that such transferee is an institution which is a corporation, limited liability company, partnership or other commercial business entity and provided further such rights shall cease with respect to any shares transferred pursuant to a registration statement, Rule 144 or other transaction that results in unrestricted securities.

              7.2. ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         8.  PUBLICITY.

              The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Subscriber without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement and with the prior approval of the Subscriber which the Subscriber agrees will not be unreasonably withheld or delayed. The Subscriber acknowledges and agrees the Subscriber may be listed as a selling stockholder in the Registration Statement.

         9.  NOTICES, ETC.; EXPENSES; INDEMNITY.

         9.1. NOTICES. Unless otherwise provided herein, notices and other deliveries to be made hereunder shall be made by hand or by registered or certified mail (return receipt requested and postage and charges prepaid), by a nationally recognized overnight courier (charges prepaid), or by telecopier (in which case a copy shall also be sent by nationally recognized overnight courier). Such notices and other deliveries shall be addressed, in the case of the Company, to the Company at its principal place of business, at 15241 Barranca Parkway, Irvine, California 92618, telecopier (714-727-3657),
    Attention: President and in the case of the Subscriber, at the address set forth below or given by the Subscriber to the Company for the purpose of notice, or, if no such address appears or is so given, at the last known address of the Subscriber, or at such other address as the recipient shall have provided for notices in writing. Such notices and other deliveries shall be deemed delivered and received, if made by hand or telecopier on the date given, if made by overnight courier, on the next business day after the date deposited with such courier with instructions and prepayment for next day delivery, and if sent by registered or certified mail, on the third business day following the mailing thereof.

         9.2. COST AND EXPENSES. The Company shall be responsible for the costs and expenses (including legal fees) incurred by the Subscribers in connection with the Offering, subject to the limitation that the Company's total responsibility for costs incurred by the Subscriber together with all other Subscribers to the Preferred Stock shall not exceed $20,000 in the aggregate. All such amounts shall be paid to Promethean Investment Group, L.L.C. ("PROMETHEAN") for the account of the Subscribers, to be allocated among the Subscribers in such manner as Promethean may determine in its sole discretion. The first $10,000 of such costs and expenses shall be non-accountable.

         9.3. INDEMNIFICATION. Each party shall indemnify and hold the other harmless against any loss, cost, expenses, liabilities, or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

         10.  COUNTERPARTS.

              This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         11.  SURVIVAL; SEVERABILITY.

         The representations, warranties, covenants and agreements of the parties hereto shall survive the First Closing and the Second Closing, PROVIDED that the representations and warranties shall survive only until the third anniversary of the First Closing. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

    12.  TITLE AND SUBTITLES.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

    14.  AMOUNT.

         The undersigned Subscriber hereby subscribes for [_______________] shares of Preferred Stock and Warrants to purchase [_______________] shares of Common Stock and agrees to pay therefor funds in the amount of [____________________] Dollars (U.S.
    $_____________________).

              The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

    Subscriber's Representative:         Name of Subscriber:

    ____________________________         _______________________________
      Attn:

                                         By_____________________________
                                           Name:
                                           Title:

                                         Date of Subscription: _________

    Address:
                                         Place of Execution: ___________

    Telephone:                           Place of Organization or Citizenship:
                                         ______________________________

    Fax:                                 Place of Residency and/or Principal
                                         Place of Business:

    Registration Instructions:
    ______________________________       _____________________________________
    (Name)
    (Please Print) _______________


         THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 5th DAY OF JUNE, 1997.

                                                CORTEX PHARMACEUTICALS, INC.

                                                By:_________________________
                                                Name:_______________________
                                                Title: